Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt
Debt
Our long-term debt consisted of the following as of December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Principal Amount	Carrying Amount	Principal Amount	Carrying Amount
	($ in millions)
7.25% senior notes due 2018	—	—	44	44
Floating rate senior notes due 2019	380	380	380	380
6.625% senior notes due 2020	437	437	437	437
6.875% senior notes due 2020	227	227	227	227
6.125% senior notes due 2021	548	548	548	548
5.375% senior notes due 2021	267	267	267	267
4.875% senior notes due 2022	451	451	451	451
8.00% senior secured second lien notes due 2022(a)	—	—	1,416	1,895
5.75% senior notes due 2023	338	338	338	338
7.00% senior notes due 2024	850	850	—	—
8.00% senior notes due 2025	1,300	1,291	1,300	1,290
5.5% convertible senior notes due 2026(b)(c)(d)	1,250	866	1,250	837
7.5% senior notes due 2026	400	400	—	—
8.00% senior notes due 2027	1,300	1,299	1,300	1,298
2.25% contingent convertible senior notes due 2038(b)(d)	1	1	9	8
Term loan due 2021	—	—	1,233	1,233
Revolving credit facility	419	419	781	781
Debt issuance costs	—	(53)	—	(63)
Interest rate derivatives	—	1	—	2
Total debt, net	8,168	7,722	9,981	9,973
Less current maturities of long-term debt, net(e)	(381)	(381)	(53)	(52)
Total long-term debt, net	$7,787	$7,341	$9,928	$9,921
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(a)
The carrying amount as of December 31, 2017 included a premium amount of $479 million associated with a troubled debt restructuring. The premium was being amortized based on the effective yield method.

(b)
We are required to account for the liability and equity components of our convertible debt instruments separately and to reflect interest expense through the first demand repurchase date, as applicable, at the interest rate of similar nonconvertible debt at the time of issuance. The applicable rates for our 2.25% Contingent Convertible Senior Notes due 2038 and our 5.5% Convertible Senior Notes due 2026 are 8.0% and 11.5%, respectively.

(c)	The conversion and redemption provisions of our convertible senior notes are as follows:
Optional Conversion by Holders. Prior to maturity under certain circumstances and at the holder’s option, the notes are convertible. The notes may be converted into cash, our common stock, or a combination of cash and common stock, at our election. One triggering circumstance is when the price of our common stock exceeds a threshold amount during a specified period in a fiscal quarter. Convertibility based on common stock price is measured quarterly. During the fourth quarter of 2018, the price of our common stock was below the threshold level and, as a result, the holders do not have the option to convert their notes in the first quarter of 2019 under this provision. The notes are also convertible, at the holder’s option, during specified five-day periods if the trading price of the notes is below certain levels determined by reference to the trading price of our common stock. The notes were not convertible under this provision during the year ended December 31, 2018. Upon conversion of a convertible senior note, the holder will receive cash, common stock or a combination of cash and common stock, at our election, according to the conversion rate specified in the indenture.
The common stock price conversion threshold amount for the convertible senior notes is 130% of the conversion price of $8.568.
Optional Redemption by the Company. We may redeem the convertible senior notes for cash on or after September 15, 2019, if the price of our common stock exceeds 130% of the conversion price during a specified period at a redemption price of 100% of the principal amount of the notes.
Holders’ Demand Repurchase Rights. The holders of our convertible senior notes may require us to repurchase, in cash, all or a portion of their notes at 100% of the principal amount of the notes upon certain fundamental changes.

(d)
The carrying amounts as of December 31, 2018 and 2017, are reflected net of discounts of $384 million and $414 million, respectively, associated with the equity component of our convertible and contingent convertible senior notes. This amount is being amortized based on the effective yield method through the first demand repurchase date as applicable.

(e)	As of December 31, 2018, net current maturities of long-term debt includes our Floating Rate Senior Notes due April 2019 and our 2.25% Contingent Convertible Senior Notes due 2038.
Debt maturities for the next five years and thereafter are as follows:

Principal Amount of Debt Securities
($ in millions)
2019	$381
2020	664
2021	815
2022	451
2023	757
Thereafter	5,100
Total	$8,168

Debt Issuances and Retirements 2018
We issued at par $850 million of 7.00% Senior Notes due 2024 (“2024 notes”) and $400 million of 7.50% Senior Notes due 2026 (“2026 notes”) pursuant to a public offering for net proceeds of approximately $1.236 billion. We may redeem some or all of the 2024 notes at any time prior to April 1, 2021 and some or all of the 2026 notes at any time prior to October 1, 2021, in each case at a price equal to 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium. At any time prior to April 1, 2021, with respect to the 2024 notes, and October 1, 2021, with respect to the 2026 notes, we also may redeem up to 35% of the aggregate principal amount of each series of notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a specified redemption price. In addition, we may redeem some or all of the 2024 notes at any time on or after April 1, 2021 and some or all of the 2026 notes at any time on or after October 1, 2021, in each case at the redemption prices in accordance with the terms of the notes and the indenture and supplemental indenture governing the notes. These senior notes are unsecured obligations of Chesapeake and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and rank senior in right of payment to all of our future subordinated indebtedness. Our obligations under the senior notes are jointly and severally, fully and unconditionally guaranteed by certain of our direct and indirect wholly owned subsidiaries.
We used the net proceeds from the 2024 and 2026 notes, together with cash on hand and borrowings under the Chesapeake revolving credit facility, to repay in full $1.233 billion of borrowings under our secured term loan due 2021 for $1.285 billion, which included a $52 million make-whole premium. We recorded a loss of approximately $65 million associated with the repayment of the term loan, including the make-whole premium and the write-off of $13 million of associated deferred charges.
We used a portion of the proceeds from the sale of our Utica Shale assets in Ohio to redeem all of the $1.416 billion aggregate principal amount outstanding of our 8.00% Senior Secured Second Lien Notes due 2022 for $1.477 billion. We recorded a gain of approximately $331 million associated with the redemption, including the realization of the remaining $391 million difference in principal and book value due to troubled debt restructuring accounting in 2015, offset by the make-whole premium of $60 million.
We repaid upon maturity $44 million principal amount of our 7.25% Senior Notes due 2018.
As required by the terms of the indenture for our 2.25% Contingent Convertible Senior Notes due 2038 (“2038 notes”), the holders were provided the option to require us to purchase on December 15, 2018, all or a portion of the holders’ 2038 notes at par plus accrued and unpaid interest up to, but excluding, December 15, 2018. On December 17, 2018, we paid an aggregate of approximately $8 million to purchase all of the 2038 notes that were tendered and not withdrawn. An aggregate of $1 million principal amount of the 2038 notes remained outstanding as of December 31, 2018. Subsequent to December 31, 2018, we redeemed these notes at par and discharged the related indenture.
Debt Issuances and Retirements - 2017
We issued through two private placements $1.300 billion aggregate principal amount of unsecured 8.00% Senior Notes due 2027 for net proceeds of approximately $1.285 billion. The first private placement was issued at par and the second private placement was issued at 99.75% of par. Some or all of the notes may be redeemed at any time prior to June 15, 2022, subject to a make-whole premium. We also may redeem some or all of the notes at any time on or after June 15, 2022, at the applicable redemption price in accordance with the terms of the notes and the indenture and supplemental indenture governing the notes. In addition, subject to certain conditions, we may redeem up to 35% of the aggregate principal amount of the notes at any time prior to June 15, 2020, at a price equal to 108% of the principal amount of the notes to be redeemed using the net proceeds of certain equity offerings.
We also issued in a private placement $300 million aggregate principal amount of additional 8.00% Senior Notes due 2025 (“new 2025 notes”) at 101.25% of par for net proceeds of $301 million. The new 2025 notes are an additional issuance of our outstanding 8.00% Senior Notes due 2025, which we issued in 2016 in an original aggregate principal amount of $1.0 billion at 98.52% of par. The new 2025 Notes issued and the previously issued senior notes due 2025 will be treated as a single class of notes under the indenture.
We retired $2.389 billion principal amount of our outstanding senior notes, senior secured second lien notes, contingent convertible notes and term loan through purchases in the open market, tender offers or repayment upon maturity for $2.592 billion using proceeds from the issuances described above. For the open market repurchases and tender offers, we recorded a net aggregate gain of approximately $233 million, including $374 million of premium associated with our 8.00% Senior Secured Second Lien Notes due 2022.
Senior Notes and Convertible Senior Notes
Our senior notes and our convertible senior notes are unsecured senior obligations of Chesapeake and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and rank senior in right of payment to all of our future subordinated indebtedness. Our obligations under the senior notes and the convertible senior notes are jointly and severally, fully and unconditionally guaranteed by certain of our direct and indirect wholly owned subsidiaries. See Note 25 for consolidating financial information regarding our guarantor and non-guarantor subsidiaries.
We may redeem the senior notes, other than the convertible senior notes, at any time at specified make-whole or redemption prices. Our senior notes are governed by indentures containing covenants that may limit our ability and our subsidiaries’ ability to incur certain secured indebtedness, enter into sale-leaseback transactions, and consolidate, merge or transfer assets. The indentures governing the senior notes and the convertible senior notes do not have any financial or restricted payment covenants. Indentures for the senior notes and convertible senior notes have cross default provisions that apply to other indebtedness Chesapeake or any guarantor subsidiary may have from time to time with an outstanding principal amount of at least $50 million or $75 million, depending on the indenture.
Chesapeake Revolving Credit Facility
In 2018, we amended and restated our credit agreement dated December 15, 2014. The amended and restated Chesapeake revolving credit facility matures in September 2023 and the aggregate initial commitment of the lenders and borrowing base under the facility is $3.0 billion. The Chesapeake revolving credit facility provides for an accordion feature, pursuant to which the aggregate commitments thereunder may be increased to up to $4.0 billion from time to time, subject to agreement of the participating lenders and certain other customary conditions. Borrowing base redeterminations will continue to occur semiannually and our next borrowing base redetermination is scheduled for the second quarter of 2019. As of December 31, 2018, we had outstanding borrowings of $419 million under the Chesapeake revolving credit facility and had used $107 million of the Chesapeake revolving credit facility for various letters of credit. We recorded a loss of $3 million associated with certain deferred charges related to the Chesapeake revolving credit facility prior to its amendment and restatement.
Borrowings under the Chesapeake revolving credit facility bear interest at an alternative base rate (ABR) or LIBOR, at our election, plus an applicable margin ranging from 0.50%-2.00% per annum for ABR loans and 1.50%-3.00% per annum for LIBOR loans, depending on the percentage of the borrowing base then being utilized and whether our leverage ratio exceeds 4.00 to 1.
The Chesapeake revolving credit facility is subject to various financial and other covenants. The terms of the revolving credit facility include covenants limiting, among other things, our ability to incur additional indebtedness, make investments or loans, incur liens, consummate mergers and similar fundamental changes, make restricted payments, make investments in unrestricted subsidiaries and enter into transactions with affiliates. The Chesapeake revolving credit facility contains financial covenants that, after the suspension of most of the covenants during the fourth quarter of 2018 as a result of the closing of the sale of certain of our Utica Shale, beginning in the first quarter of 2019, require us to maintain (i) a leverage ratio of not more than 5.50 to 1 through the fiscal quarter ending September 30, 2019, which threshold decreases over time to 4.00 to 1 for the fiscal quarter ending March 31, 2021 and each fiscal quarter thereafter, (ii) a secured leverage ratio of not more than 2.50 to 1 until the later of (x) the fiscal quarter ending March 31, 2021 or (y) the fiscal quarter in when the Company’s leverage ratio does not exceed 4.00 to 1 and (iii) a fixed charge coverage ratio of not less than 2.00 to 1 through the fiscal quarter ending December 31, 2019; not less than 2.25 to 1 through the fiscal quarter ending June 30, 2020; and not less than 2.50 to 1 for the fiscal quarter ended September 30, 2020 and thereafter.
For the fiscal quarter ended December 31, 2018, our only applicable financial covenant required us to maintain a leverage ratio of not more than 5.50 to 1.
As of December 31, 2018, we were in compliance with all applicable financial covenants under the credit agreement and we were able to borrow up to the full availability under the Chesapeake revolving credit facility.
Fair Value of Debt
We estimate the fair value of our senior notes based on the market value of our publicly traded debt as determined based on the yield of our senior notes (Level 1). The fair value of all other debt is based on a market approach using estimates provided by an independent investment financial data services firm (Level 2). Fair value is compared to the carrying value, excluding the impact of interest rate derivatives, in the table below:

	December 31, 2018		December 31, 2017
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
		($ in millions)
Short-term debt (Level 1)	$381	$379	$52	$53
Long-term debt (Level 1)	$3,495	$3,173	$2,633	$2,629
Long-term debt (Level 2)	$3,846	$3,644	$7,286	$7,301